UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MAGENTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MAGENTA THERAPEUTICS, INC.

100 Technology Square

Cambridge, Massachusetts 02139

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To be held June 5, 2020

Notice is hereby given that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Magenta Therapeutics, Inc. will be held on June 5, 2020 at 9:00 a.m. Eastern Time. Due to health concerns about the coronavirus, or COVID-19, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.proxydocs.com/MGTA, where you will be able to listen to the meeting live, submit questions and vote.

The purpose of the Annual Meeting is the following:

1.

To elect four class II directors to our Board of Directors, to serve until the 2023 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Magenta Therapeutics, Inc. stockholders of record at the close of business on April 6, 2020, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice and Access Card”), instead of a paper copy of our proxy materials and our 2019 Annual Report to Stockholders (the “2019 Annual Report”). The Notice and Access Card contains instructions on how to access those documents and to cast your vote via the Internet. The Notice and Access Card also contains instructions on how to request a paper copy of our proxy materials and our 2019 Annual Report. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

To be admitted to the Annual Meeting and vote your shares, you must register in advance at www.proxydocs.com/MGTA prior to the deadline of Wednesday, June 3, 2020 at 5:00 p.m. Eastern Time. You will be required to enter the control number provided in the Notice and Access Card or proxy card at www.proxydocs.com/MGTA and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you are able to attend the Annual Meeting and vote your shares online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card.

By order of our Board of Directors,

Jason Gardner President and Chief Executive Officer

Cambridge, Massachusetts

April 24, 2020

MAGENTA THERAPEUTICS, INC.

100 Technology Square

Cambridge, Massachusetts 02139

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 5, 2020

This proxy statement contains information about the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Magenta Therapeutics, Inc., which will be held on June 5, 2020 at 9:00 a.m. Eastern Time. Due to health concerns about the coronavirus, or COVID-19, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.proxydocs.com/MGTA, where you will be able to listen to the meeting live, submit questions and vote. The Board of Directors of Magenta Therapeutics, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Magenta,” “we,” “us,” and “our” refer to Magenta Therapeutics, Inc. The mailing address of our principal executive offices is Magenta Therapeutics, Inc., 100 Technology Square, Cambridge, Massachusetts 02139.

To be admitted to the Annual Meeting and vote your shares, you must register in advance at www.proxydocs.com/MGTA prior to the deadline of Wednesday, June 3, 2020 at 5:00 p.m. Eastern Time. You will be required to enter the control number provided in the Notice and Access Card or proxy card at www.proxydocs.com/MGTA and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2019 available to stockholders on or about April 24, 2020.

We are an “emerging growth company” under applicable federal securities laws and therefore are permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in June 2018; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission (the “SEC”). Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 5, 2020:

This proxy statement and our 2019 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxydocs.com/MGTA.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Magenta Therapeutics, Inc., 100 Technology Square, Cambridge, Massachusetts 02139, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are also available on the SEC’s website at www.sec.gov.

MAGENTA THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 24, 2020, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”). Our proxy materials, including the Notice of 2020 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e. held for your account by a broker or other nominee), a voting instruction form, and the 2019 Annual Report to Stockholders (the “2019 Annual Report”), will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice and Access Card was mailed to holders of record and beneficial owners of our common stock starting on or about April 24, 2020. The Notice and Access Card provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2020 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2019 Annual Report, on the website referred to in the Notice and Access Card or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice and Access Card also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice and Access Card and our Notice of 2020 Annual Meeting of Stockholders, this proxy statement and our 2019 Annual Report are available on our website. No other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.

Who is soliciting my vote?

Our Board of Directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 6, 2020.

How many votes can be cast by all stockholders?

There were 39,588,739 shares of our common stock, par value $0.001 per share, outstanding on April 6, 2020, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 6, 2020.

How do I vote my shares without attending the Annual Meeting?

If you do not wish to vote in person or will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice and Access Card, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by our Board of Directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I attend and vote at the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.proxydocs.com/MGTA and enter the control number provided in the Notice and Access Card to pre-register for the Annual Meeting, and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.

To be admitted to the Annual Meeting and vote your shares, stockholders must register in advance at www.proxydocs.com/MGTA prior to the deadline of Wednesday, June 3, 2020 at 5:00 p.m. Eastern Time and provide the control number located in the shaded gray box in the Notice and Access Card or proxy card. Stockholders who have completed registration will receive an email on the morning of the Annual Meeting with further instructions, including a unique link to access the Annual Meeting.

The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage stockholders to login to this website and access the webcast before the Annual Meeting’s start time by following the instructions in the email received on the morning of the Annual Meeting. You should allow ample time in advance of the meeting.

Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included at www.proxydocs.com/MGTA or by calling the phone number provided in the email received on the morning of the Annual Meeting.

As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting’s Rules of Conduct that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. Only stockholders who register prior to the deadline of Wednesday, June 3, 2020 at 5:00 p.m. Eastern Time and subsequently log in to attend the Annual Meeting will be able to ask questions at the Annual Meeting.

The Annual Meeting’s Rules of Conduct will be posted on www.proxydocs.com/MGTA approximately two weeks prior to the date of the Annual Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and Access Card and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Magenta Therapeutics, Inc., 100 Technology Square, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated By-laws (the “By-laws”), provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our By-laws, any proposal other than an election of directors (which is decided by a plurality of votes) is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, (the “Certificate of Incorporation”), or By-laws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and that vote will be counted as a broker “non-vote.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and Access Card and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2021 must also satisfy the requirements of Rule 14a-8 under the Exchange Act and be received not later than December 25, 2020. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

What is householding?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Magenta Therapeutics, Inc., 100 Technology Square, Cambridge, Massachusetts 02139, Attention: Corporate Secretary, telephone: 857-242-0170. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

What interest do officers and directors have in matters to be acted upon?

Members of the Board of Directors and executive officers of Magenta do not have any interest in any proposal that is not shared by all other stockholders of the Company, except for Proposal 1 (nominees to our Board of Directors will be elected).

PROPOSAL NO. 1 – ELECTION OF CLASS II DIRECTORS

Our Board of Directors currently consists of ten members. In accordance with the terms of our Certificate of Incorporation and By-laws, our Board of Directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the class I directors are Alexis A. Borisy, Blake Byers, Ph.D. and Amy L. Ronneberg, and their terms will expire at the annual meeting of stockholders to be held in 2022;

•	the class II directors are Jeffrey Albers, Michael W. Bonney, Anne McGeorge and David T. Scadden, M.D., and their terms will expire at the Annual Meeting; and

•	the class III directors are Bruce Booth, D.Phil., Thomas O. Daniel, M.D. and Jason Gardner, D.Phil., and their terms will expire at the annual meeting of stockholders to be held in 2021.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our Certificate of Incorporation and By-laws provide that the authorized number of directors may be changed only by resolution of our Board of Directors. Our Certificate of Incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of capital stock then entitled to vote in an annual election of directors, and that any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by vote of a majority of our directors then in office.

Our Board of Directors has nominated Jeffrey Albers, Michael W. Bonney, Anne McGeorge and David T. Scadden, M.D. for election as the class II directors at the Annual Meeting. Each of the nominees are currently directors and have consented to serve as our directors if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board of Directors.

The biographies of each of the nominees and continuing directors below contain information regarding each such person’s service as a director, business experience, director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee of our Board of Directors to determine that the person should serve as a director of Magenta. In addition to the information presented below regarding each such person’s specific experience, qualifications, attributes and skills that led our Board of Directors and our Nominating and Corporate Governance Committee to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Magenta and our Board of Directors. There are no material legal proceedings to which any of our nominees and continuing directors is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our Board of Directors may designate.

Vote Required

The nominees for class II director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote your unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS CLASS II DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Nominees for Election as Class II Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of April 6, 2020.

Name	Positions and Offices Held with Magenta	Director Since	Age
Jeffrey Albers	Director	2017	48
Michael W. Bonney	Director	2016	61
Anne McGeorge	Director	2019	59
David T. Scadden, M.D.	Director	2016	67

Jeffrey Albers has served as a member of our Board of Directors since July 2017. Mr. Albers has over fifteen years of experience in leadership roles in the biopharmaceutical industry and is currently the president and chief executive officer of Blueprint Medicines Corporation. Prior to joining Blueprint Medicines Corporation in July 2014, Mr. Albers was president of Algeta ASA, a Norwegian biotechnology company from January 2012 to April 2014, where he oversaw the commercial and business functions. Prior to Algeta ASA, from July 2005 to November 2011, Mr. Albers was at Genzyme, a biotechnology company that is now a wholly-owned subsidiary of Sanofi S.A., most recently as vice president of the U.S. hematology and oncology business unit. Mr. Albers serves on the Board of Directors of Blueprint and the New England American Cancer Society. Mr. Albers received a B.S. from Indiana University and an M.B.A. and a J.D. from Georgetown University. We believe that Mr. Albers’ leadership in the life sciences industry qualifies him to serve on our Board of Directors.

Michael W. Bonney has been a member of our Board of Directors since October 2016 and the Chair of our Board of Directors since June 2018 and previously served as the Executive Chairman of our Board of Directors from November 2016 to June 2018. Mr. Bonney is Managing Director of Sasanoa Advisory Group Enterprises, LLC, a CEO advisory firm, a position he has held since June 2019. Mr. Bonney has been the Executive Chair and Chair of the Board of Directors of Kaleido Biosciences, Inc. since August 2018. Previously, Mr. Bonney served as the Chief Executive Officer of Kaleido Biosciences, Inc. from June 2017 until August 2018. Prior to that, he served as Partner at Third Rock Ventures, LLC, a venture capital firm, from January 2016 to July 2016. Before joining Third Rock Ventures, LLC, Mr. Bonney served as CEO and Director at Cubist Pharmaceuticals, Inc., a biopharmaceutical company, from June 2003 until January 2015, when it was acquired by Merck. In addition to his role as Chair of the board of Magenta, Mr. Bonney chairs the board of directors of Alnylam Pharmaceuticals, Inc. Mr. Bonney served as a board member of Celgene Corporation from April 2015 until its acquisition by Bristol-Myers Squibb Company in November 2019 and currently serves as a board member of Bristol-Myers Squibb Company. Mr. Bonney previously served on the boards of Sarepta Therapeutics, Inc. from December 2017 to March 2020, Syros Therapeutics from June 2018 to March 2020, Global Blood Therapeutics from April 2016 to June 2017, Revolution Medicines from August 2016 to September 2017, and NPS Pharmaceuticals, Inc. from January 2005 to February 2015. Mr. Bonney also serves on the board of directors of X-Biotix Therapeutics, Inc., a private company. He received a B.A. in economics from Bates College. We believe that Mr. Bonney is qualified to serve on our Board of Directors based on our review of his experience, qualifications, attributes and skills, including his extensive experience in leadership roles at other biotech ventures.

Anne McGeorge has been a member of our Board of Directors since June 2019. Ms. McGeorge has over 35 years of experience providing strategic guidance and operational oversight to health care organizations. Ms. McGeorge currently works as an operating partner for Havencrest Healthcare Partners and as an adjunct professor at the University of North Carolina at Chapel Hill. Ms. McGeorge is a director at several private companies, including Tri It For Life and several entities associated with the Be The Match Foundation, and is on the advisory board at Dioko Ventures. Prior to her retirement in July 2017, Ms. McGeorge worked at Grant Thornton LLP where she routinely advised clients on audit and financial matters relating to the healthcare industry. During her time at Grant Thornton LLP, Ms. McGeorge was Managing Partner of Grant Thornton LLP’s Health Care Industry Practice from January 2006 to July 2017 as well as Global Managing Partner for Grant Thornton International’s Health Care Industry Practice from August 2015 to July 2017. Ms. McGeorge was formerly a partner at Deloitte LLP from 2002 to 2005 and at Arthur Andersen LLP from 1994 to 2002. Ms. McGeorge received a BBA, Business, Accounting from the College of William and Mary, and an MS, Accounting/Taxation from the University of Virginia. We believe that Ms. McGeorge is qualified to serve on our Board of Directors based on her extensive experience providing auditing and financial services for the healthcare industry.

David T. Scadden, M.D., one of our co-founders, has served on our Board of Directors and as chair of our Scientific Advisory Board since November 2016. Dr. Scadden is the Gerald and Darlene Jordan Professor of Medicine at Harvard University. He and Professor Douglas Melton founded and jointly direct the Harvard Stem Cell Institute, which is the largest institute dedicated to bringing stem cell biology to medical care in the world. With Professor Melton, Dr. Scadden founded the Department of Stem Cell and Regenerative Biology Department at Harvard University, the first department to span faculties in Harvard’s history, and served as chair of the department from January 2009 to September 2018. He is a hematologist/oncologist and directs the Center for Regenerative Medicine at the Massachusetts General Hospital and previously chaired the Hematologic Malignancies program in the MGH Cancer Center. Dr. Scadden is an expert on the medical applications of stem cell biology with a particular emphasis on their use in the settings of cancer and AIDS. He has published over 300 scientific papers and book chapters, and his laboratory has made fundamental contributions in how the stem cell niche regulates stem cell function and in normal and disease-corrupted hematopoiesis. Dr. Scadden serves as a director on the board of Agios Pharmaceuticals, Inc and Editas Medicine, Inc. In addition, Dr. Scadden is a member of the board of several private companies, including Clear Creek Bio, Inc., Red Oak Medicines Inc. and LifeVault Bio, Inc., and also serves on several scientific advisory boards, including Magenta’s. In addition, he has served or serves on the Board of Scientific Counselors for the National Cancer Institute, the Board of External Experts for the National Heart, Lung and Blood Institute and the Board of Directors of the International Society for Stem Cell Research. He is an elected member of the National Academy of Medicine and the American Academy of Arts and Sciences and is a fellow of the American Association for the Advancement of Science and the American College of Physicians. He is the recipient of numerous awards from scholarly societies and honorary degrees from multiple universities. We believe Dr. Scadden’s experience as a physician and medical researcher qualifies him to serve on our Board of Directors.

Directors Continuing in Office

The following table identifies our continuing directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 6, 2020.

Name	Positions and Offices Held with Magenta	Director Since	Class and Year in Which Term Will Expire	Age
Alexis A. Borisy	Director	2015	Class I—2022	48
Blake Byers, Ph.D.	Director	2017	Class I—2022	35
Amy L. Ronneberg	Director	2018	Class I—2022	46
Bruce Booth, D.Phil.	Director	2016	Class III—2021	45
Thomas O. Daniel, M.D.	Director	2016	Class III—2021	66
Jason Gardner, D.Phil.	Director, President and Chief Executive Officer	2016	Class III—2021	49

Class I Directors (Term Expires at the 2022 annual meeting of stockholders)

Alexis A. Borisy, one of our founding investors and board members, has served as a member of our Board of Directors since June 2015. Mr. Borisy currently serves as the Chairman and Chief Executive Officer of EQRx, Inc., a biotechnology company. From 2010 to June 2019, Mr. Borisy was a partner at Third Rock Ventures, LLC, a life sciences venture capital firm focused on the formation, development and strategy of new companies.

Mr. Borisy co-founded Blueprint Medicines Corporation and served as the interim chief executive officer from May 2013 through July 2014 and has served as a member of its Board of Directors since April 2011. Mr. Borisy also co-founded Foundation Medicine, Inc., where he served as its interim chief executive officer from 2009 to 2011 and served as a member of its Board of Directors from 2009 to July 2018, including as chairman of Foundation Medicine, Inc.’s Board of Directors from 2011 to February 2017. Mr. Borisy currently serves on the board of directors of Revolution Medicines, Inc. and previously served as a member of the board of directors of Editas Medicine, Inc. from November 2013 to March 2018 and as executive chairman of Warp Drive Bio, LLC from 2011 to October 2018, when it was acquired by Revolution Medicine, Inc. In addition, Mr. Borisy currently serves on the Board of Directors of the following privately held biopharmaceutical companies: Relay Therapeutics, Inc., Tango Therapeutics, Inc., Celsius Therapeutics, Inc. and Thrive Earlier Detection Corp. Mr. Borisy received an A.B. in chemistry from the University of Chicago and an A.M. from Harvard University. We believe Mr. Borisy’s detailed knowledge of our company and long tenure with us, along with his experience working with and serving on the boards of directors of life sciences companies, and his experience working in the venture capital industry qualifies him to serve on our Board of Directors.

Blake Byers, Ph.D. has served as a member of our Board of Directors since April 2017. Since 2010, Dr. Byers has worked at GV (formerly Google Ventures). As an investor and general partner at GV, Dr. Byers partners with founders of life science and digital companies – from drug development and healthcare delivery to financial services and information security. Dr. Byers served as President of Pact Pharma, Inc. from February 2018 to October 2018 and is currently Chairman of their Board of Directors. Dr. Byers also serves on the Board of Directors of several private companies, including IonQ Inc. and Lime. Prior to joining GV, Dr. Byers helped start two companies, led research projects on biomedical engineering and stem cells at Stanford University and was an angel investor. Dr. Byers received a Ph.D. and M.S. in bioengineering from Stanford University and holds a B.S in biomedical engineering and economics from Duke University. We believe Dr. Byers’ experience working in the venture capital industry and history with stem cell technology qualifies him to serve on our Board of Directors.

Amy L. Ronneberg has served on our Board of Directors since March 2018. Ms. Ronneberg joined Be The Match, a healthcare organization, as the Chief Financial Officer in 2013, and was appointed to the position of Acting Chief Executive Officer in February 2020. Ms. Ronneberg also serves as the President at Be The Match BioTherapies, LLC, a start-up company within the organization, and served as Chief of Staff of the organization from February 2018 to February 2020. Within the organization, Ms. Ronneberg formulated a new organizational operating model, established international operations, transformed several struggling areas within the organization and directed the completion of a seven story headquarters. Ms. Ronneberg has 20 years of experience in financial and operational leadership, serving as Executive Vice President, CFO and Chief Operating Officer of North American Membership Group, a private equity-owned media company. Prior to that, Ms. Ronneberg spent 12 years at Capella University, where she served in roles such as Vice President of Finance and Vice President of Operations, lead enterprise-wide operations and customer service. Ms. Ronneberg also worked for Ernst & Young for several years as an Audit Manager. Ms. Ronneberg is a member of the finance committee for Allina Health and previously served on the executive committee for the World Marrow Donor Association and chairman of the board of Twin Cities in Motion, Minneapolis. Ms. Ronneberg earned a Master’s in Business Administration from Capella University, Minneapolis, Minnesota and a B.B.A. in Accounting from University of Wisconsin-Eau Claire. We believe Ms. Ronneberg’s financial expertise and knowledge of the transplant industry qualifies her to serve on our Board of Directors.

Class III Directors (Term Expires at the 2021 annual meeting of stockholders)

Bruce Booth, D.Phil., one of our founding investors and board members, has served as a member of our Board of Directors since February 2016. Dr. Booth joined Atlas Venture in 2005, and currently serves as partner. Previously, from 2004 to 2005, Dr. Booth was a principal at Caxton Health Holdings L.L.C., a healthcare-focused investment firm, where he focused on the firm’s venture capital activities. Prior to Caxton, from 1999 to 2004, he was an associate principal at McKinsey & Company, a global strategic management consulting firm, where he advised clients on R&D productivity, corporate strategy and business development issues across the biopharmaceutical sector. Dr. Booth serves on the board of several privately held companies, as well as on the board of Unum Therapeutics Inc., where he is board chair, and AVROBIO Inc., where he is the chairman. Dr. Booth previously served on the Board of miRagen Therapeutics, Inc. from 2007 to December 2018 and of Zafgen, Inc. from 2007 to June 2018. Dr. Booth also serves on UCB Pharma’s New Medicines Scientific Advisory Board, and participates on several other advisory boards for pharmaceutical companies and academic medical centers. As a British Marshall Scholar, Dr. Booth holds a D.Phil in molecular immunology from Oxford University’s Nuffield Department of Medicine and a B.S. in biochemistry, summa cum laude, from Pennsylvania State University. We believe Dr. Booth’s extensive leadership, executive, managerial and business experience with life sciences companies, including experience in the formation, development and business strategy of multiple start-up companies in the life sciences sector qualifies him to serve on our Board of Directors.

Thomas O. Daniel, M.D. has served as a member of our Board of Directors since October 2016. Dr. Daniel has 20 years of experience in biopharmaceutical discovery and development. He is currently Chairman of Locana Inc. is a venture partner at ARCH Venture Partners, Inc., and is a director at Zafgen, Inc. and Gossamer Bio, Inc. He was recently Chairman of Research at Celgene Corporation, and served as President of Research and Early Development from December 2006 until February 2012, and as Executive Vice President and President of Research and Early Development until December 2015. Previously, he served as Chief Scientific Officer and Director at Ambrx Inc., from August 2003 to November 2006. Dr. Daniel also served as Vice President of Research at Amgen Inc. from August 2002 to April 2003, where he was Research Site Head of Amgen Washington and Therapeutic Area Head of Inflammation. Prior to Amgen Inc.’s acquisition of Immunex Corporation, Dr. Daniel served as Senior Vice President of Discovery Research at Immunex Corporation from May 2000 to August 2002. Dr. Daniel previously served on the board of Juno Therapeutics, Inc. from July 2015 to March 2018, and Epizyme, Inc. from May 2013 to June 2014. Dr. Daniel is a Trustee of Reed College, serves on the Board of the Alliance for Lupus Research, and advises privately-held biotechnology companies including Brii Biosciences Limited, Epirium Bio, Inc. and BlackThorn Therapeutics. Dr. Daniel serves as Chairman of the Board of Overseers of The Scripps Research Institute and on the Biomedical Science Advisory Board of Vanderbilt University Medical Center. A nephrologist and former academic investigator, Dr. Daniel was previously the C.M. Hakim Professor of Medicine and Cell Biology at Vanderbilt University. He formerly conducted research in the Howard Hughes Medical Institute at UC San Francisco, earned an M.D. from the University of Texas, Southwestern, and completed medical residency at Massachusetts General Hospital. Dr. Daniel’s qualifications to serve on our Board of Directors include his extensive experience in biotechnology research and development and his prior experience as both an executive officer and a director of publicly traded companies.

Jason Gardner, D.Phil., co-founder of Magenta, has served as our President and Chief Executive Officer and as a member of our Board of Directors since February 2016. Dr. Gardner has more than 20 years of experience in stem cell science, drug development and industry leadership roles. He joined Atlas Venture in November 2015 as an Entrepreneur-in-Residence to create Magenta with Third Rock Ventures. He previously worked at GlaxoSmithKline plc. from 2005, most recently as Vice President and Head of the R&D Satellite in Boston. He created and led the Regenerative Medicine Unit, established partnerships with The Harvard Stem Cell Institute, and The Telethon Institute for Gene Therapy, from which the first stem cell gene therapy (Strimvelis) was approved. Prior to that, Dr. Gardner was the Head of the Center of Excellence for External Drug Discovery and was a member of the clinical project team that led the late stage development and NDA approval for Tykerb for breast cancer. Dr. Gardner held scientific leadership roles at Progenics Pharmaceuticals, Inc. and Chiron Corporation working on drug discovery and development. Dr. Gardner completed a postdoctoral fellowship in stem cell biology with Professor David Scadden at Harvard Medical School. He was educated in the U.K. and holds a doctorate from Oxford University, and graduate and undergraduate degrees in Natural Sciences (Biochemistry) from Cambridge University. Dr. Gardner currently serves on the Board of Directors of Obsidian Therapeutics, Inc. Dr. Gardner is qualified to serve on our Board of Directors because of his insight into our operations and strategy as a result of being our Chief Executive Officer and his experience in the life sciences industry.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

Executive Officers Who Are Not Directors

The following table identifies our executive officers, and sets forth their current positions at Magenta and their ages as of April 6, 2020.

Name	Position Held with Magenta	Officer Since	Age
John C. Davis, Jr., M.D.	Head of Research and Development and Chief Medical Officer	2018	58
Christina K. Isacson, Ph.D.	Chief Business Officer	2016	41
Jason Ryan	Chief Operating and Financial Officer	2019	45
Kristen Stants	Chief People Officer	2020	47
Zoran Zdraveski, J.D., Ph.D.	Secretary and Chief Legal Officer	2017	50

John C. Davis, Jr., M.D. joined Magenta in February 2018 as Chief Medical Officer and currently serves as our Head of Research and Development and Chief Medical Officer, effective as of April 2020. Prior to joining Magenta, Dr. Davis was Senior Vice President and Head of Early Clinical Development at Pfizer Inc. from 2016 to 2018. Prior to his role at Pfizer, Dr. Davis served as Vice President and Global Therapeutic Area Head of Immunology at Baxalta which is now wholly-owned by Shire plc, from 2015 to 2016. Dr. Davis had multiple roles at Genentech, Inc. from 2007 to 2015 and ultimately was Senior Group Director and Head of the Inflammation and Cardiovascular/Metabolism Group in the Early Clinical Development Group. Dr. Davis spent nearly 10 years on faculty at The University of California San Francisco leading clinical research in autoimmune diseases, where he most recently was Professor of Clinical Medicine until 2015. He continues to see patients, teach, and serve as volunteer faculty at the Boston VA Medical Center. Dr. Davis earned an M.D. from the University of Maryland. Dr. Davis trained in Internal Medicine and Rheumatology at The University of California San Francisco. He continued training in clinical research and rheumatology at The National Institutes of Health NIAMS Intramural Program. He holds a Master’s in Public Health in Epidemiology from the University of California Berkeley, and a Master of Science in Anatomy from the University of Maryland School of Medicine.

Christina K. Isacson, Ph.D. joined Magenta in July 2016 and has served as our Chief Business Officer since January 2018. Prior to that, she served as our Vice President, Head of Business Development from July 2016 to December 2017. Dr. Isacson has over 15 years of experience in corporate development in biotechnology companies and in company creation. Dr. Isacson is responsible for Magenta’s business development, alliance management, portfolio management and commercial strategy. Prior to joining Magenta, Dr. Isacson was Principal at Third Rock Ventures, LLC from September 2013 to July 2016 where she led the partner development team and focused on new company formation, including the formation of Magenta. While at Third Rock Ventures, she was part of the founding management team for Decibel Therapeutics Inc. and Interim Head of Business Development for Edimer Pharmaceuticals Inc. Prior to joining Third Rock Ventures, LLC, Christina was a senior member of the corporate development team at Ironwood Pharmaceuticals, Inc. (“Ironwood”), from July 2007 to September 2013, where she led the business and commercial roles on several development teams, and contributed to the growth of the pipeline through the establishment and management of the company’s in-licensing efforts. Prior to Ironwood, she formed several early-stage companies while part of the Technology Development Fund at Boston University and during her time at Accelerator Corporation in Seattle. Dr. Isacson holds an undergraduate degree in biology from McGill University and a doctorate in neuroscience from Tufts University School of Medicine.

Jason Ryan has served as our Chief Operating and Financial Officer since January 1, 2019. Prior to joining Magenta, Mr. Ryan previously served as Chief Financial Officer of Foundation Medicine, Inc., which became a wholly-owned subsidiary of Roche Holdings, Inc., from March 2015. Prior to his position as Chief Financial Officer of Foundation Medicine, Inc., Mr. Ryan served as the Senior Vice President, Finance from January 2014 to March 2015, as the Vice President of Finance from March 2012 to January 2014, and as the Senior Director, Finance from May 2011 to March 2012. Prior to joining Foundation, Mr. Ryan led the finance and strategic planning functions of Taligen Therapeutics, Inc. (which was acquired by Alexion Pharmaceuticals, Inc.) from May 2009 to April 2011, Codon Devices Inc. from May 2007 to May 2009 and Genomics Collaborative, Inc. (which was acquired by SeraCare Life Sciences, Inc.) from September 1998 to September 2004. He began his career at Deloitte & Touche. Mr. Ryan holds a B.S. in economics from Bates College and an M.B.A. from Babson College, and earned a C.P.A. in Massachusetts.

Kristen Stants joined Magenta as Chief People Officer in January 2020. Prior to joining Magenta, Ms. Stants was the VP of Talent Strategy at Alexion Pharmaceuticals Inc. from October 2017 to December 2019 where she was responsible for talent acquisition and leadership development. Prior to Alexion, Ms. Stants worked in multiple capacities at Patheon Pharmaceuticals Inc., including as VP, Global Talent Management from January 2016 to October 2017 and as VP, HR Business Partner, Global Pharmaceutical Development from January 2016 to August 2016, and spent ten years at Biogen Inc., where she most recently held the position of Senior Director, Human Resources Business Partner (HRBP), R&D from May, 2013 to December, 2016. Ms. Stants’ early career began in management consulting at Hewitt Associates (now Aon Hewitt) where she led the research for Fortune Magazine’s 100 Best Companies to Work For. Ms. Stants completed a Master of Industrial and Labor Relations, with a concentration in Organizational Behavior, from Cornell University and earned a Bachelor of Science in Psychology and Business from the University of Oregon.

Zoran Zdraveski, J.D., Ph.D. has served as our Chief Legal Officer since April 2017 and as our Secretary since March 2018. Dr. Zdraveski is responsible for all aspects of Magenta’s legal, intellectual property, and compliance functions. Dr. Zdraveski has more than 19 years of experience in the legal field in the biopharmaceutical industry. Most recently he served as Vice President and Associate General Counsel at Epizyme Inc., from July 2012 to April 2017, where he established the legal team and managed all aspects of legal, intellectual property and compliance both before and after the company’s 2013 initial public offering. Prior to joining Epizyme Inc., he held patent counsel positions at Ironwood from April 2011 to July 2012 and Genzyme Therapeutics, from September 2009 to April 2011. Dr. Zdraveski earned a doctorate in biochemistry from the Massachusetts Institute of Technology, holds a J.D. from Suffolk University Law School, a graduate degree in chemistry and undergraduates degrees in chemistry and studio art, all from Southern Methodist University.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP

Magenta’s stockholders are being asked to ratify the appointment by the Audit Committee of our Board of Directors of KPMG LLP as Magenta’s independent registered public accounting firm for the fiscal year ending December 31, 2020. KPMG LLP has served as Magenta’s independent registered public accounting firm since 2017.

The Audit Committee is solely responsible for selecting Magenta’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Stockholder approval is not required to appoint KPMG LLP as Magenta’s independent registered public accounting firm. However, our Board of Directors believes that submitting the appointment of KPMG LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain KPMG LLP. If the selection of KPMG LLP is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Magenta and its stockholders.

A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote your unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

OUR BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE

Director Nomination Process

Our Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board of Directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes soliciting recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms or any other source our Nominating and Corporate Governance Committee deems appropriate. The qualifications, qualities and skills that our Nominating and Corporate Governance Committee believes must be met by a committee-recommended nominee for a position on our Board of Directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board.

•	Nominees should have the ability to assist and support management and make significant contributions to Magenta’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that are required of a member of our Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the Nominating and Corporate Governance Committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Magenta Therapeutics, Inc., 100 Technology Square, Cambridge, Massachusetts 02139, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our By-laws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the Nominating and Corporate Governance Committee. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See the section entitled “Stockholder Proposals” below for a discussion regarding submitting stockholder proposals.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape.

Director Independence

Applicable Nasdaq Stock Market LLC (“Nasdaq”) rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board of Directors has determined that all members of our Board of Directors, except Dr. Gardner, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board of Directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Dr. Gardner is not an independent director under these rules because he is an executive officer of the Company.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is posted on the corporate governance section of our website, https://investor.magentatx.com/corporate-governance/governance-overview.

The table below shows current membership for each of the standing committees of our Board of Directors.

Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee

Michael W. Bonney Bruce Booth, D.Phil. Anne McGeorge*	Alexis A. Borisy* Blake Byers, Ph.D. David T. Scadden, M.D.	Jeffrey Albers Alexis A. Borisy Thomas O. Daniel, M.D.*

*	Denotes committee chair

Audit Committee

Our Board of Directors has determined that each member of the Audit Committee is “independent” for Audit Committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our Board of Directors has designated Michael W. Bonney and Anne McGeorge as “Audit Committee financial experts,” as defined under the applicable rules of the SEC.

During the fiscal year ended December 31, 2019, the Audit Committee met four times and each of the members attended at least 75% of the meetings of the Audit Committee held during the period for which such person served as a member.

Pursuant to its written charter, the Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly audited financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt, retention and treatment of accounting-related complaints and concerns;

•

recommending based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

Compensation Committee

Our Board of Directors has determined that each member of the Compensation Committee is “independent” as defined in the applicable Nasdaq rules.

During the fiscal year ended December 31, 2019, the Compensation Committee met four times and each of the members attended 100% of the meetings of the Compensation Committee held during the period for which such person served as a member.

Pursuant to its written charter, the Compensation Committee’s responsibilities include:

•	annually reviewing and recommending corporate goals and objectives relevant to the compensation of our Chief Executive Officer to our Board of Directors;

•

evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and recommending to our Board of Directors for determination the compensation of our Chief Executive Officer;

•	reviewing and approving the compensation of our other executive officers;

•	reviewing and establishing our overall management compensation, philosophy and policy;

•	overseeing and administering our compensation and similar plans;

•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•	retaining and approving the compensation of any compensation advisors;

•	reviewing and approving our policies and procedures for the grant of equity-based awards;

•	reviewing and making recommendations to the board of directors with respect to director compensation;

•	preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual report on form 10-K and annual proxy statement; and

•	reviewing and discussing with management the compensation discussion and analysis, if and when required, to be included in our annual proxy statement or Annual Report on Form 10-K.

Nominating and Corporate Governance Committee

Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined in the applicable Nasdaq rules.

During the fiscal year ended December 31, 2019, the Nominating and Corporate Governance Committee met one time and each of the members attended 100% of the meetings of the Nominating and Corporate Governance Committee held during the period for which such person served as a member.

Pursuant to its written charter, the Nominating and Corporate Governance Committee’s responsibilities include:

•	developing and recommending to our Board of Directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	identifying individuals qualified to become members of our Board of Directors;

•	recommending to our Board of Directors the persons to be nominated for election as directors and to each of our Board’s committees;

•	reviewing and discussing with our Board of Directors the corporate succession plans for the Chief Executive Officer and other key officers;

•	developing and recommending to our Board of Directors a set of corporate governance guidelines; and

•	overseeing the evaluation of our Board of Directors and management.

The Nominating and Corporate Governance Committee considers candidates for Board of Director membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the Nominating and Corporate Governance Committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The Nominating and Corporate Governance Committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our By-laws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. Our Board of Directors delegates the identification and evaluation process to the Nominating and Corporate Governance Committee, with the expectation that other members of our Board of Directors, and of management, will be requested to take part in the process as appropriate.

Generally, the Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for our Board of Directors’ approval to fill a vacancy or as director nominees for election to our Board of Directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Evaluations

The Nominating and Corporate Governance Committee will oversee our annual board and committee evaluation process. Generally, our Board of Directors and each committee will conduct self-evaluations by means of written questionnaires completed by each director and committee member. The anonymous responses will be summarized and provided to our Board of Directors and each committee at their next meetings in order to facilitate an examination and discussion by our Board of Directors and each committee of the effectiveness of our Board of Directors and committees, Board of Directors and committee structure and dynamics, and areas for possible improvement. The Nominating and Corporate Governance Committee establishes the Board of Directors and committee evaluation process each year and may determine to use an independent third party evaluation process from time to time in the future.

Board and Committee Meetings Attendance

The full Board of Directors met nine times during 2019. During 2019, each member of our Board of Directors attended in person or participated in 76% or more of the aggregate of (i) the total number of meetings of our Board of Directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of our Board of Directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are encouraged to attend the annual meeting of stockholders. Five of our directors serving on our Board of Directors at the time of the 2019 annual meeting of stockholders attended the 2019 annual meeting of stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in our securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated consultants and contractors, including short sales of our securities. Our insider trading policy expressly prohibits, without the advance approval of our Audit Committee, purchases or sales of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investor.magentatx.com/corporate-governance/governance-overview. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Michael W. Bonney currently serves as the chair of our Board of Directors. We believe that separating the role of chair of our Board and Chief Executive Officer allows our Chief Executive Officer to focus on our day-to-day business, while allowing the chair of our Board to lead our Board of Directors in its fundamental role of providing advice to, and independent oversight of, management. Our Board of Directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as chair of our Board, particularly as our Board of Directors’ oversight responsibilities continue to grow as we mature as a public company. While our By-laws and corporate governance guidelines do not require that we appoint a separate chair and Chief Executive Officer, our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of our Board of Directors in overseeing the management of our risks is conducted primarily through committees of our Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full Board of Directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full Board of Directors during the committee reports portion of the next Board meeting. This enables our Board of Directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Magenta

Any interested party with concerns about our company may report such concerns to our Board of Directors or the chair of our Board of Directors and Nominating and Corporate Governance Committee, by submitting a written communication to the attention of such director at the following address:

c/o Magenta Therapeutics, Inc.

Attn: [Director]

100 Technology Square

Cambridge, Massachusetts 02139

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to Magenta’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Magenta’s legal counsel, with independent advisors, with non-management directors, or with Magenta’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by Magenta regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters, or potential violations of the federal securities laws, including any rules and regulations thereunder, or the U.S. Foreign Corrupt Practices Act. Magenta has also established a toll-free telephone number for the reporting of such activity, which is 866-244-3167.

Director Compensation

The table below shows all compensation paid to our non-employee directors during 2019. Jason Gardner, D.Phil., our President and Chief Executive Officer, receives no compensation for his service as a director, and, consequently, is not included in this table. The compensation received by Dr. Gardner as an employee during 2019 is presented in “—Executive Compensation—2019 Summary Compensation Table” below.

Name	Fees Earned or Paid In Cash ($)(1)	Option Awards($)(2)	All Other Compensation($)	Total($)
Jeffrey Albers (3)	45,417	158,947	—	204,364
Michael W. Bonney (4)	77,917	158,947	—	236,864
Bruce Booth, D.Phil. (5)	42,500	158,947	—	201,447
Alexis A. Borisy (6)	48,000	158,947	—	206,947
Blake Byers, Ph.D. (7)	39,000	158,947	—	197,947
Thomas O. Daniel, M.D. (8)	45,000	158,947	—	203,947
Anne McGeorge (9)	14,028	363,237	—	377,265
Amy L. Ronneberg (10)	35,000	158,947	—	193,947
David T. Scadden, M.D. (11)	39,000	158,947	100,000	297,947

(1)	Amounts represent cash compensation for services rendered by each member of our Board of Directors.
(2)

Amounts reflect the grant date fair value of option awards granted under the Magenta Therapeutics, Inc. 2018 Stock Option and Incentive Plan (the “2018 Plan”) during 2019 calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). See note 8 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 regarding assumptions used in determining the fair value of option awards.

(3)	As of December 31, 2019, Mr. Albers held unexercised options to purchase 70,432 shares of our common stock.
(4)	As of December 31, 2019, Mr. Bonney held 24,188 shares of unvested restricted stock and an unexercised option to purchase 18,188 shares of our common stock.
(5)	As of December 31, 2019, Dr. Booth held an unexercised option to purchase 18,188 shares of our common stock.
(6)	As of December 31, 2019, Mr. Borisy held an unexercised option to purchase 18,188 shares of our common stock.
(7)	As of December 31, 2019, Dr. Byers held an unexercised option to purchase 18,188 shares of our common stock.
(8)	As of December 31, 2019, Dr. Daniel held 19,352 shares of unvested restricted stock and an unexercised option to purchase 18,188 shares of our common stock.
(9)	As of December 31, 2019, Ms. McGeorge held an unexercised option to purchase 36,377 shares of our common stock.
(10)

For as long as Ms. Ronneberg is employed with the Be the Match organization, she is required to transfer, assign and pledge any cash consideration or similar payments that she receives as a result of her service on our Board of Directors to the Be the Match organization. Ms. Ronneberg is also required, to the extent that she elects to exercise any options to purchase shares of our common stock granted to her, to transfer, assign and pledge such shares to the Be the Match organization. As of December 31, 2019, Ms. Ronneberg held unexercised options to purchase 70,432 shares of our common stock.

(11)

Dr. Scadden was paid $100,000 in 2019 related to services for our Scientific Advisory Board. As of December 31, 2019, Dr. Scadden held an unexercised option to purchase 18,188 shares of our common stock.

Under our director compensation program, we pay our non-employee directors a cash retainer for service on our Board of Directors and for service on each committee on which the director is a member. The chair of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments pro-rated based on the number of actual days served by the director during such calendar quarter. The fees paid to non-employee directors for service on our Board of Directors and for service on each committee of our Board of Directors on which the director is a member are as follows:

Annual Retainer
Board of Directors:
All non-employee members	$35,000
Additional retainer for Non-Executive Chair of the Board	$30,000
Audit Committee:
Chair	$15,000
Members	$7,500
Compensation Committee:
Chair	$10,000
Members	$5,000
Nominating and Corporate Governance Committee:
Chair	$8,000
Members	$4,000

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our Board of director and committee meetings.

In addition, each new non-employee director elected to our Board of Directors will be granted an initial, one-time equity award of a stock option to purchase 36,377 shares of our common stock which shall vest 33% on the first anniversary of the grant, then the remainder shall vest monthly in equal installments over the following two years, provided, however, that all vesting shall cease if the director resigns from our Board of Directors or otherwise ceases to serve as a director of Magenta. On the date of each annual meeting of stockholders of Magenta, each continuing non-employee director will receive an annual equity award of a stock option to purchase 18,188 shares, which shall vest in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next Annual Meeting; provided, however, that vesting shall cease if the director resigns from our Board of Directors or otherwise ceases to serve as a director, unless our Board of Directors determines that the circumstances warrant continuation of vesting.

This program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Executive Compensation

Our named executive officers for the year ended December 31, 2019 are as follows:

•	Jason Gardner, D.Phil., our President and Chief Executive Officer;

•	Jason Ryan, Chief Operating and Financial Officer; and

•	John C. Davis, Jr., M.D., our Head of Research and Development and Chief Medical Officer.

2019 Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Jason Gardner, D.Phil. President and Chief Executive Officer (4)	2019	515,000	—		903,764	231,750	487	1,651,001
	2018	460,000	—		4,039,458	250,000	—	4,749,458
Jason Ryan Chief Operating and Financial Officer (5)	2019	398,485	25,000	(6)	1,372,861	144,000	378	1,940,724
John C. Davis, Jr., M.D. Head of Research and Development and Chief Medical Officer (7)	2019 2018	417,000 354,375	— 125,000	(6)	345,899 2,555,371	150,120 141,000	502 —	913,521 3,175,746

(1)

Amounts reflect the aggregate grant date fair value of option awards granted to the named executive officer in the year indicated under the 2018 Plan calculated in accordance with the provisions of FASB ASC Topic 718. See Note 8 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 regarding assumptions used in determining the fair value of option awards. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the named executive officer upon exercise of the options.

(2)

The amounts reported represent annual incentives paid in 2020 and 2019 based upon the achievement of our corporate objectives for 2019 and 2018, respectively, as discussed under “Narrative to Summary Compensation Table—Cash annual incentive.”

(3)	Represents the amount of payroll taxes required to be contributed by the Massachusetts Family Medical Leave Act, which we have elected to pay on behalf of each of our employees.
(4)	Dr. Gardner also serves as a member of our Board of Directors but does not receive any additional compensation for his service as a director.
(5)	Mr. Ryan joined Magenta as Chief Operating and Financial Officer effective January 1, 2019.
(6)	Represents a one-time sign on bonus.
(7)	Dr. Davis joined Magenta as Chief Medical Officer effective February 16, 2018 and was promoted to the position of Head of Research and Development and Chief Medical Officer effective April 14, 2020.

Narrative to Summary Compensation Table

Our Board of Directors and Compensation Committee review compensation annually for all employees, including our executives. In setting executive base salaries and annual incentives and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, internal equity, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short -and long-term results that are in the best interests of our stockholders, and a long-term commitment to Magenta. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, annual incentives or long-term incentives.

Our Compensation Committee is responsible for determining the compensation for all executives other than the chief executive officer and our Board of Directors, with the recommendation of the Compensation Committee, is responsible for determining the compensation of our chief executive officer. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and its discretion, taking into account the factors noted above, the Compensation Committee then sets the compensation for each executive officer other than the chief executive officer and recommends the compensation for the chief executive officer to our Board of Directors for approval. Our Board of Directors discusses the Compensation Committee’s recommendation and ultimately approves the compensation of our chief executive officer without members of management present.

In 2019, the Compensation Committee retained the services of Pay Governance LLC, as its external independent compensation consultant. After review of the independence factors set forth by Nasdaq, the Compensation Committee determined that Pay Governance is an independent compensation consultant. Our Board of Directors and the Compensation Committee considered Pay Governance’s input on certain compensation matters as they deemed appropriate. Annual base salary

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our Compensation Committee or Board of Directors, as applicable, taking into account each individual’s role, responsibilities, skills, and experience. Base salaries for our named executive officers are reviewed annually by our Compensation Committee or Board of Directors, as applicable, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, internal equity, performance, and experience.

Cash annual incentive

Our annual incentive program is intended to reward our named executive officers for meeting objective or subjective performance goals for a fiscal year. From time to time, our Compensation Committee or Board of

Directors, as applicable, may approve annual incentives for our named executive officers based on individual performance, company performance, or as otherwise determined appropriate. Each of our named executive officers was eligible to receive a target bonus with respect to 2019 (as a percentage of base salary as set forth below) based upon the achievement of corporate performance goals. The Compensation Committee approved a corporate multiplier for the 2019 annual incentive at 90%.

Name	Target Annual Incentive (% of base salary)
Jason Gardner, D.Phil.	50
Jason Ryan	40
John C. Davis, Jr., M.D.	40

Long-term equity incentives

Our equity grant program is intended to align the interests of our named executive officers with those of our stockholders and to motivate them to make important contributions to our performance. For more detail, please refer to “Outstanding Equity Awards at 2019 Fiscal Year End.”

Outstanding Equity Awards at 2019 Fiscal Year End

The following table presents information regarding all outstanding stock options held by each of our named executive officers on December 31, 2019.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Jason Gardner, D.Phil.	33,858	43,541	(1)	7.71	1/30/2028
	218,281	333,192	(2)	9.49	5/11/2028
	34,293	148,607	(3)	7.13	2/4/2029
Jason Ryan	—	329,379	(4)	6.00	1/1/2029
John C. Davis, Jr., M.D.	90,597	145,528	(5)	9.49	4/25/2028
	51,310	78,334	(2)	9.49	5/8/2028
	13,125	56,875	(3)	7.13	2/4/2029

(1)	This option vests in 16 equal quarterly installments over four years following the vesting commencement date of January 1, 2018, subject to his continuous service on each vesting date.
(2)	This option vests in 48 equal monthly installments over four years following the vesting commencement date of June 20, 2018, subject to his continuous service on each vesting date.
(3)	This option vests in 16 equal quarterly installments over four years following the vesting commencement date of January 1, 2019, subject to his continuous service on each vesting date.
(4)

25% of this option vests on January 1, 2020, the first anniversary of the vesting commencement date, and the remaining 75% of the option vests in 36 equal monthly installments thereafter, subject to his continuous service on each vesting date.

(5)

25% of this option vested on February 16, 2019, the first anniversary of the vesting commencement date, and the remaining 75% of the option vests in 12 equal quarterly installments thereafter, subject to his continuous service on each vesting date.

Employment arrangements with our named executive officers

Jason Gardner, D.Phil.

Dr. Gardner’s employment agreement provides for the payment of an annual base salary and annual incentive compensation, which are subject to review and redetermination by our Board of Directors. Dr. Gardner’s current base salary for fiscal year 2020 is $530,000 and he is eligible to earn an annual incentive with a target amount equal to 55% of his base salary. Dr. Gardner is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Pursuant to his employment agreement, in the event Dr. Gardner is terminated by us without “cause” (as defined in the agreement) or he resigns for “good reason” (as defined in the agreement), subject to the delivery of a fully effective release of claims, Dr. Gardner will be entitled to receive (i) a cash severance equal to one (1) times his base salary, plus a pro-rata portion of his target annual incentive compensation, payable over the 12-month period following the termination of his employment, and (ii) up to 12 monthly cash payments equal to the monthly contribution for health insurance for Dr. Gardner.

In the event Dr. Gardner is terminated by us without cause or he resigns for good reason, each within 12 months following a change in control (as defined in the agreement), subject to the delivery of a fully effective release of claims, Dr. Gardner will not be entitled to receive the severance benefits described above, but will instead be entitled to the following: (i) a lump sum cash severance equal to 1.5 times his base salary, plus 150% of his target annual incentive compensation, (ii) for all outstanding time-based stock options and other time-based stock-based awards held by Dr. Gardner, full accelerated vesting of such awards, and (iii) up to 18 monthly cash payments equal to the monthly contribution for health insurance for Dr. Gardner.

The payments and benefits provided under Dr. Gardner’s employment agreement in connection with a change in control may not be eligible for federal income tax deduction for the Company pursuant to Section 280G of the Internal Revenue Code. These payments and benefits may also be subject to an excise tax under Section 4999 of the Internal Revenue Code. If the payments or benefits payable to Dr. Gardner in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him.

Pursuant to his employment agreement, Dr. Gardner is subject to standard confidentiality and nondisclosure, assignment of intellectual property work product and post-termination noncompetition and non-solicitation of employees, consultants and customers covenants.

Jason Ryan

Mr. Ryan’s employment agreement provides for the payment of an annual base salary and annual incentive compensation, which are subject to review and redetermination by our Compensation Committee. Mr. Ryan’s current base salary for fiscal year 2020 is $412,000 and he is eligible to earn an annual incentive with a target amount equal to 40% of his base salary. Mr. Ryan is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Pursuant to his employment agreement, in the event Mr. Ryan is terminated by us without “cause” (as defined in the agreement) or he resigns for “good reason” (as defined in the agreement), subject to the delivery of a fully effective release of claims, Mr. Ryan will be entitled to receive (i) a cash severance equal to 0.75 times his base salary, payable over the nine-month period following the termination of his employment and (ii) up to nine monthly cash payments equal to the monthly contribution for health insurance for Mr. Ryan.

In the event Mr. Ryan is terminated by us without cause or he resigns for good reason, each within 12 months following a change in control (as defined in the agreement), subject to the delivery of a fully effective release of claims, Mr. Ryan will not be entitled to receive the severance benefits described above, but will instead be entitled to the following: (i) a lump sum cash severance equal to one (1) times his base salary, plus 100% of his target annual incentive compensation, (ii) for all outstanding time-based stock options and other time-based stock-based awards held by Mr. Ryan, full accelerated vesting of such awards, and (iii) up to 12 monthly cash payments equal to the monthly contribution for health insurance for Mr. Ryan.

The payments and benefits provided under Mr. Ryan’s employment agreement in connection with a change in control may not be eligible for federal income tax deduction for the Company pursuant to Section 280G of the Internal Revenue Code. These payments and benefits may also be subject to an excise tax under Section 4999 of the Internal Revenue Code. If the payments or benefits payable to Mr. Ryan in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him.

Pursuant to his employment agreement, Mr. Ryan is subject to standard confidentiality and nondisclosure, assignment of intellectual property work product and post-termination noncompetition and non-solicitation of employees, consultants and customers covenants.

John C. Davis, Jr., M.D.

Dr. Davis’ employment agreement provides for the payment of an annual base salary and annual incentive compensation, which are subject to review and redetermination by our Compensation Committee. Dr. Davis’ base salary for fiscal year 2020 was increased from $429,510 to $450,000 in April 2020 in connection with his promotion to Head of Research and Development and Chief Medical Officer and he is eligible to earn an annual incentive with a target amount equal to 40% of his base salary. Dr. Davis is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Pursuant to his employment agreement, in the event Dr. Davis is terminated by us without “cause” (as defined in the agreement) or he resigns for “good reason” (as defined in the agreement), subject to the delivery of a fully effective release of claims, Dr. Davis will be entitled to receive (i) a cash severance equal to 0.75 times his base salary, payable over the nine-month period following the termination of his employment and (ii) up to nine monthly cash payments equal to the monthly contribution for health insurance for Dr. Davis.

In the event Dr. Davis is terminated by us without cause or he resigns for good reason, each within 12 months following a change in control (as defined in the agreement), subject to the delivery of a fully effective release of claims, Dr. Davis will not be entitled to receive the severance benefits described above, but will instead be entitled to the following: (i) a lump sum cash severance equal to one (1) times his base salary, plus 100% of his target annual incentive compensation, (ii) for all outstanding time-based stock options and other time-based stock-based awards held by Dr. Davis, full accelerated vesting of such awards, and (iii) up to 12 monthly cash payments equal to the monthly contribution for health insurance for Dr. Davis.

The payments and benefits provided under Dr. Davis’ employment agreement in connection with a change in control may not be eligible for federal income tax deduction for the Company pursuant to Section 280G of the Internal Revenue Code. These payments and benefits may also be subject to an excise tax under Section 4999 of the Internal Revenue Code. If the payments or benefits payable to Dr. Davis in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him.

Pursuant to his employment agreement, Dr. Davis is subject to standard confidentiality and nondisclosure, assignment of intellectual property work product and post-termination noncompetition and non-solicitation of employees, consultants and customers covenants.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2019 regarding shares of common stock that may be used under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options (#) (a)		Weighted-average exercise price of outstanding options ($) (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders (1)	4,688,133	(2)	8.88	(2)	2,763,151	(3)(4)
Equity compensation plans not approved by security holders	—		—		—

Total	4,688,133		8.88		2,763,151

(1)	Consists of the Magenta Therapeutics, Inc. 2016 Stock Option and Grant Plan (the “2016 Plan”), the 2018 Plan and the Magenta Therapeutics, Inc. 2019 Employee Stock Purchase Plan (the “2019 ESPP”).
(2)

Consists of shares underlying outstanding options under the 2016 Plan and the 2018 Plan. This does not include purchase rights under the 2019 ESPP because the purchase right (and therefore the number of shares to be purchased) will not be determined until the end of the current purchase period.

(3)	As of December 31, 2019, there were 2,596,626 shares available for grant under the 2018 Plan and 166,525 shares available for purchase under the 2019 ESPP.
(4)

The 2018 Plan has an evergreen provision whereby the number of shares of common stock reserved and available for issuance under the 2018 Plan is subject to an automatic annual increase on each January 1, beginning in 2019, by an amount equal to four percent of the number of shares of common stock issued and outstanding on the immediately preceding December 31 or such lesser number of shares of common stock as determined by the Administrator (as defined in the 2018 Plan). Accordingly, on January 1, 2020, the number of shares of common stock reserved and available for issuance under the 2018 Plan increased by 1,570,421. The number in column (c) does not include such shares.

The 2019 ESPP has an evergreen provision whereby the number of shares of common stock reserved and available for purchase under the 2019 ESPP is subject to an automatic increase on each January 1, beginning in 2020, by the lesser of (i) 1% of the number of shares issued and outstanding on the immediately preceding December 31, (ii) 1,000,000 shares and (iii) such number of shares as determined by the Administrator (as defined in the 2019 ESPP). The number of shares reserved for purchase under the ESPP did not increase on January 1, 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2018, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2018 and 2019) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Series C Preferred Stock Financing

In April 2018, we issued and sold an aggregate of 11,223,102 shares of Series C preferred stock at a purchase price of $4.66 per share. Each share of our Series C preferred stock converted automatically into one share of our common stock immediately prior to our IPO. The following table summarizes purchases of our Series C preferred stock by related persons:

Name	Shares of Series C Preferred Stock Purchased (#)	Aggregate Purchase Price Paid ($)
Be The Match BioTherapies, LLC (1)	246,781	1,149,999
Entities Affiliated with Casdin Capital, LLC (2)	2,682,402	12,499,993

(1)	Amy L. Ronneberg is the Acting Chief Executive Officer of Be The Match, the parent company of Be The Match BioTherapies, LLC, and a member of our Board of Directors.
(2)

Entities affiliated with Casdin Capital, LLC holding our securities whose shares are aggregated for purposes of reporting share ownership information includes Casdin Partners Master Fund, LP and Casdin Venture Opportunities Fund, L.P.

Participation in our IPO

Certain of our directors, officers and existing stockholders purchased shares of our common stock in our IPO at the initial public offering price. The following table summarizes purchases in our IPO by related persons.

Name	Shares of Common Stock Purchased (#)	Aggregate Purchase Price Paid ($)
Entities affiliated with Casdin Capital, LLC (1)	333,333	4,999,995
Entities affiliated with Eventide Asset Management, LLC (2)	1,200,000	18,000,000

(1)

Entities affiliated with Casdin Capital, LLC holding our securities whose shares are aggregated for purposes of reporting share ownership information includes Casdin Partners Master Fund, LP and Casdin Venture Opportunities Fund, L.P.

(2)

Eventide Asset Management, LLC is the beneficial owner of these shares by virtue of being the investment adviser to certain registered investment companies who hold shares of our common stock directly.

Agreements with Stockholders

In connection with the Series C preferred stock financing, we entered into the Second Amended and Restated Investors’ Rights Agreement, dated as of April 2, 2018, with certain of our stockholders, including our principal stockholders and their affiliates and the Second Amended and Restated Stockholders Agreement, dated as of April 2, 2018, with certain of our stockholders, including our principal stockholders and their affiliates. All of the material provisions of these agreements terminated immediately prior to the completion of our IPO, other than the provisions relating to registration rights, which continued in effect following the completion of our IPO and entitle the holders of such rights to have us register their shares of our common stock for sale in the U.S.

Collaboration and Advisory Services

During the years ended December 31, 2018 and 2019, we made payments for advisory and related services from Be the Match BioTherapies, LLC (“BTMB”) and its affiliates in the amount of $607,353 and $523,046, respectively. We have a collaboration agreement with National Marrow Donor Program (“NMDP”) (as successor in interest to BTMB) and a research agreement with an affiliated organization, Center for International Blood and Marrow Transplant Research. Amy L. Ronneberg is the president of BTMB and a member of our Board of Directors. These fees were paid to BTMB and its affiliates pursuant to the collaboration agreement in amounts mutually agreed upon in advance by us and BTMB. None of these fees were paid directly to Ms. Ronneberg. The fees paid to BTMB did not exceed 5% of the consolidated gross revenue of BTMB (or NMDP) during fiscal years 2018 and 2019.

Limitation of Liability and Indemnification of Officers and Directors

Our Certificate of Incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, our By-laws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our By-laws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our By-laws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

We have entered into, and in the future plan to enter into, agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Delaware law.

Related Person Transaction Policy

Our Board of Directors adopted a written related person transactions policy providing that transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates must be approved by our Audit Committee. This policy became effective on June 20, 2018. Pursuant to this policy, the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the Audit Committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar amount involved in the related person transaction;

•	the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the related-party transaction; and

•

any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 31, 2020 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own greater than 5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 39,588,739 shares of our common stock outstanding as of March 31, 2020.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2020 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

	Shares Beneficially Owned
Name and address of beneficial owner (1)	Number	Percentage
5% Stockholders:
Third Rock Ventures IV, L.P. (2)	8,008,204	20.23%
Atlas Venture Fund X, L.P. (3)	4,117,125	10.40%
Gilder, Gagnon, Howe & Co. LLC (4)	4,103,425	10.37%
Entities affiliated with Eventide Asset Management, LLC (5)	3,393,894	8.57%
GV 2016, L.P. (6)	3,339,137	8.43%
Entities affiliated with Casdin Capital, LLC (7)	3,098,122	7.83%
Named Executive Officers and Directors:
Jason Gardner, D.Phil. (8)	1,296,896	3.24%
Jason Ryan (9)	114,480	*
John C. Davis, Jr., M.D. (10)	213,136	*
Jeffrey Albers (11)	40,067	*
Michael W. Bonney	65,346	*
Bruce Booth, D.Phil. (3)	4,117,125	10.40%
Alexis A. Borisy	—	—
Blake Byers, Ph.D. (6)	—	—
Thomas O. Daniel, M.D.	101,926	*
Anne McGeorge	—	—
Amy L. Ronneberg (12)	619,733	1.57%
David T. Scadden, M.D.	228,175	*
All executive officers and directors as a group (15 persons) (13)	7,301,547	17.96%

*	Represents beneficial ownership of less than one percent.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Magenta Therapeutics, Inc., 100 Technology Square, Cambridge, Massachusetts 02139.

(2)

Based solely on information contained in a Schedule 13G filed jointly by Third Rock Ventures IV, L.P. (“TRV LP”), Third Rock Ventures GP IV, L.P. (“TRV GP IV”) and TRV GP IV, LLC (“TRV LLC”) with the SEC on February, 13, 2019. TRV LP directly owns 8,008,204 shares of common stock and claims shared voting and dispositive power over such shares with each of TRV GP IV and TRV LLC. The general partner of TRV LP is TRV GP IV and the general partner of TRV GP IV is TRV LLC. Abbie Celniker, Ph.D., Robert Tepper, M.D., Alexis Borisy, Craig Muir and Cary Pfeffer, M.D. are the managing members of TRV GP IV who collectively make voting and investment decisions with respect to the shares held by TRV LP. The principal business address of each of TRV LP, TRV GP IV and TRV LLC is 29 Newbury Street, 3rd Floor, Boston, Massachusetts 02116.

(3)

Based solely on information contained in a Schedule 13G/A filed jointly by Atlas Venture Fund X, L.P. (“Atlas X”), Atlas Venture Associates X, L.P. (“Atlas Associates X”), and Atlas Venture Associates X, LLC (“AVA X”) with the SEC on February 13, 2020. All shares are held directly by Atlas X. Atlas Associates X is the general partner of Atlas X and AVA X is the general partner of Atlas Associates X. Peter Barrett, Bruce Booth, Jean-Francois Formla, David Grayzel and Jason Rhodes are the members of AVA X and collectively make voting decisions on behalf of Atlas X. Dr. Booth is also a member of our Board of Directors. Dr. Booth disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any. The principal business address of each of Atlas X, Atlas Associates X and AVA X is 400 Technology Square, 10th Floor, Cambridge, Massachusetts 02139.

(4)

Based solely on information contained in a Schedule 13G filed by Gilder, Gagnon, Howe & Co. LLC with the SEC on February 14, 2020. Gilder, Gagnon, Howe & Co. LLC is the beneficial owner of these shares by virtue of the shares being held in customer accounts over which partners and/or employees of Gilder, Gagnon, Howe & Co. LLC have discretionary authority to dispose of or direct the disposition of such shares. The principal business address of Gilder, Gagnon, Howe & Co. LLC is 475 10th Avenue, New York, New York 10018.

(5)

Based solely on information contained in a Schedule 13G/A filed by Eventide Asset Management, LLC with the SEC on February 4, 2020. Eventide Asset Management, LLC is the beneficial owner of these shares by virtue of being the investment adviser to certain registered investment companies who hold shares of our common stock directly. The principal business address of Eventide Asset Management, LLC is One International Place, Suite 4210, Boston, Massachusetts 02110.

(6)

Based solely on information contained in a Schedule 13G filed jointly by GV 2016, L.P., GV 2016 GP, L.P., GV 2016 GP, L.L.C., Alphabet Holdings LLC, XXVI Holdings Inc. and Alphabet Inc. with the SEC on February 12, 2019. The shares are held directly by GV 2016, L.P. GV 2016 GP, L.P., the general partner of GV 2016, L.P., GV 2016 GP, L.L.C. the general partner of GV 2016 GP, L.P., Alphabet Holdings LLC, the sole member of GV 2016 GP, L.L.C., XXVI Holdings Inc., the managing member of Alphabet Holdings LLC, and Alphabet Inc., the sole stockholder of XXVI Holdings Inc., may each be deemed to have sole power to vote or dispose of these shares. The principal business address of each of GV 2016, L.P., GV 2016 GP, L.P., GV 2016 GP, L.L.C., Alphabet Holdings LLC, XXVI Holdings Inc. and Alphabet Inc. is 1600 Amphitheatre Parkway, Mountain View, California 94043.

(7)

Based solely on information contained in a Schedule 13G/A filed jointly by Casdin Capital, LLC, Casdin Partners Master Fund, L.P., Casdin Partners GP, LLC and Eli Casdin with the SEC on February 6, 2019. Consists of 3,098,122 shares of common stock, for which Casdin Capital, LLC and Eli Casdin report shared voting and dispositive power and 2,795,000 shares of common stock for which Casdin Partners Master Fund, L.P. and Casdin Partners GP, LLC report shared voting and dispositive power. Casdin Partners GP, LLC is the general partner of Casdin Partners Master Fund, L.P. Eli Casdin is the managing member of each of Casdin Capital, LLC and Casdin Partners GP, LLC. The principal business address of each of Casdin Capital, LLC, Casdin Partners Master Fund, L.P., Casdin Partners GP, LLC and Eli Casdin is 1350 Avenue of the Americas, Suite 2600, New York, New York 10019.

(8)

Consists of: (i) 251,212 shares of common stock held by Dr. Gardner; (ii) 292,990 shares of common stock held by the J.P. Gardner Irrevocable Trust; (iii) 359,092 shares of common stock held by P.S. Gardner Irrevocable Trust; and (iv) 393,602 shares of common stock underlying options exercisable within 60 days of March 31, 2020.

(9)	Consists of 114,480 shares of common stock underlying options exercisable within 60 days of March 31, 2020.
(10)	Consists of: (i) 8,304 shares of common stock and (ii) 204,832 shares of common stock underlying options exercisable within 60 days of March 31, 2020.
(11)	Consists of: (i) 4,152 shares of common stock and (ii) 35,915 shares of common stock underlying options exercisable within 60 days of March 31, 2020.
(12)

Consists of (i) 593,611 shares of common stock held by Be The Match BioTherapies for which Ms. Ronneberg does not have the power to dispose or vote and (ii) 26,122 shares of common stock underlying options exercisable within 60 days of March 31, 2020.

(13)	See notes 8 through 12 above; also includes Christina Isacson, Kristen Stants and Zoran Zdraveski, who are executive officers but not named executive officers.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our common stock to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and we must identify in this proxy statement those persons who did not file these reports when due.

Based solely on a review of reports furnished to us, and written representations from our directors and officers, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed for 2019 by Section 16(a) under the Exchange Act, with the exception of (i) a Form 4 filed by Michael Cooke, our former Chief Scientific Officer, on November 25, 2019 to report a sale of common stock, (ii) a Form 4 filed by Dr. Gardner on December 13, 2019 to report a sale of common stock and (iii) a Form 4/A filed by Zoran Zdraveski on December 30, 2019 to report a sale of common stock.

INFORMATION ABOUT OUR INDEPENDENT ACCOUNTANTS

KPMG LLP has served as our independent auditor since 2017. Magenta incurred the following fees from KPMG LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2019 and 2018.

	2019	2018
Audit fees (1)	$450,367	$955,691
Audit-related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	—	—

Total fees	$450,367	$955,691

(1)

Audit fees consist of fees for the audit of our annual financial statements and the review of our interim financial statements included in our quarterly reports on Form 10-Q. Audit fees also include related services that are normally provided in connection with registration statements.

(2)	There were no fees billed for 2019 or 2018 related to audit-related services rendered by KPMG LLP.
(3)	There were no fees billed for 2019 or 2018 related to tax compliance, tax advice and tax planning services rendered by KPMG LLP.
(4)	There were no fees billed for 2019 or 2018 related to other services rendered by KPMG LLP.

Audit Committee Pre-Approval Policy and Procedures

Our Board of Directors has adopted and our Audit Committee has ratified policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our Audit Committee may pre -approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2019 and 2018 fiscal years, no services were provided to us by KPMG LLP other than in accordance with the pre-approval policies and procedures described above.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is appointed by our Board of Directors to assist our Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Magenta’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Magenta’s independent registered public accounting firm, (3) the performance of Magenta’s internal audit function, if any, and (4) other matters as set forth in the charter of the Audit Committee approved by our Board of Directors.

Management is responsible for the preparation of Magenta’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Magenta’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements of Magenta for the fiscal year ended December 31, 2019. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received written communications and the letter from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements of Magenta be included in Magenta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF MAGENTA THERAPEUTICS, INC.

Anne McGeorge, Chair
Michael W. Bonney
Bruce Booth, D.Phil.

April 24, 2020

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2021 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 25, 2020. However, if the date of the 2021 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2021 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to 100 Technology Square, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our Board of Directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our By-laws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our Board of Directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2021 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 5, 2021 and no later than March 7, 2021. Stockholder proposals and the required notice should be addressed to 100 Technology Square, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.

OTHER MATTERS

Our Board of Directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

MAGENTA THERAPEUTICS, INC. 2020 ANNUAL MEETING OF STOCKHOLDERS

Date:	Friday, June 5, 2020
Time:	9:00 a.m. Eastern Time
Place:	Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MGTA for virtual meeting registration details.

To be admitted to the Annual Meeting and vote your shares, you must register in advance at www.proxydocs.com/MGTA prior to the deadline of Wednesday, June 3, 2020 at 5:00 p.m. Eastern Time. The control number located in the shaded gray box will be required to register.

Please make your marks like this:    ☒  Use dark black pencil or pen only

The Board of Directors recommends a vote FOR the election of the director nominees listed in proposal 1 and FOR proposal 2.

1.

To elect four class II directors to our Board of Directors, to serve until the 2023 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

1. Jeffrey Albers

2. Michael W. Bonney

3. Anne McGeorge

4. David T. Scadden, M.D.

Vote For All Nominees	Withhold Vote From All Nominees	Vote For All Except
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “Vote For All Except” box and write the number(s) in the space provided to the right.

		For	Against	Abstain
2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Please separate carefully at the perforation and return just this portion in the envelope provided.

Magenta Therapeutics, Inc. 2020 Annual Meeting of Stockholders

to be held on Friday, June 5, 2020

for Holders as of Record Date April 6, 2020

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:
INTERNET		TELEPHONE

Go To	Call
www.proxypush.com/MGTA	866-230-6343

•	Cast your vote online 24 hours a day/7 days a week.	OR	•	Use any touch-tone telephone toll-free 24 hours a day/7 days a week.
•	Have your Proxy Card/Voting Instruction Form ready.	MAIL	• •	Have your Proxy Card/Voting Instruction Form ready. Follow the simple recorded instructions.
•	View Meeting Documents.

OR	•	Mark, sign and date your Proxy Card/Voting Instruction Form.
	•	Detach your Proxy Card/Voting Instruction Form.
	•	Return your Proxy Card/Voting Instruction Form in the
postage-paid envelope provided.

The undersigned hereby appoints Jason Gardner and Jason Ryan and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Magenta Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN PROPOSAL 1 AND FOR PROPOSAL 2.

PROXY TABULATOR FOR MAGENTA THERAPEUTICS P.O. BOX 8016 CARY, NC 27512-9903

  Please separate carefully at the perforation and return just this portion in the envelope provided.

Proxy for Annual Meeting of Stockholders to be held

on Friday, June 5, 2020

This proxy is being solicited on behalf of the Board of Directors

Please vote, date and sign this Proxy on the other side and return it in the enclosed envelope.

The Stockholder signing on the reverse side (the “undersigned”), having received the Annual Report and Proxy Statement, hereby appoint(s) Jason Gardner and Jason Ryan and each of them, Proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of Magenta Therapeutics, Inc. (the “Company”) to be held on Friday, June 5, 2020, and all adjournments and postponements thereof (the “Meeting”), and to vote all shares of Common Stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters that may properly come before the Meeting.

The undersigned hereby confer(s) upon the Proxies, and each of them, discretionary authority to consider and act upon such business, matters or proposals as may properly come before the Meeting. The Proxy, when properly executed, will be voted in the manner specified herein. If no specification is made, the Proxies intend to vote FOR all nominees for director in Proposal 1 and FOR Proposal 2.